UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                   ----------

                    TEMPLETON GLOBAL SMALLER COMPANIES FUND
               ---------------------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                AUGUST 31, 2004


[GRAPHIC OMITTED]

                  ANNUAL REPORT AND SHAREHOLDER LETTER

                                                                          GLOBAL


                                TEMPLETON GLOBAL
                             SMALLER COMPANIES FUND


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                               [GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
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Not part of the annual report

                     Contents
SHAREHOLDER LETTER ...................   1

ANNUAL REPORT

Templeton Global Smaller
Companies Fund .......................   3

Performance Summary ..................   8

Your Fund's Expenses .................  13


Financial Highlights and
Statement of Investments .............  15

Financial Statements .................  23

Notes to Financial Statements ........  27

Report of Independent
Registered Public
Accounting Firm ......................  35

Tax Designation ......................  36

Special Meeting of
Shareholders .........................  40

Board Members
and Officers .........................  44

Shareholder Information ..............  50

--------------------------------------------------------------------------------


Annual Report

Templeton Global Smaller
Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in smaller companies located anywhere in the world, including emerging markets, as defined in the Fund's prospectus.

  [SIDEBAR]
--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Smaller Companies Fund's annual report covering the fiscal year ended August 31, 2004.


PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's Class A shares posted a 23.04% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a 16.14% cumulative total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.


ECONOMIC AND MARKET OVERVIEW

The global economy expanded rapidly over the past few quarters, led by strong economic growth in the U.S. and China. As of June 30, 2004, U.S. gross domestic product (GDP) had increased for 11 consecutive quarters. In China, GDP grew at a strong 9.1% pace in 2003. 2 Despite an effort by Chinese authorities to curb this growth, China's economy expanded 9.7% in the first half of 2004, slightly more moderate than the 9.9% rate reported for the fourth quarter of 2003. 2, 3 The continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank recently projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5%



1. Source: Standard & Poor's Micropal. The MSCI World Index is market capitalization weighted and measures total returns of equity securities in developed markets globally. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing."
3. Source: Ministry of Foreign Affairs of the People's Republic of China, www.china-embassy.org, "China's GDP rose 9.7 percent in the first half of 2004," 7/16/04.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.
                                                               Annual Report | 3

Geographic Distribution
Based on Total Net Assets as of 8/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                                     40.2%
Asia                                       28.1%
North America                              19.5%
Australia & New Zealand                     5.0%
Middle East & Africa                        1.2%
Latin America                               0.6%
Bahamas                                     0.3%
Short-Term Investments & Other Net Assets   5.1%


in 2003. In addition, the outlook for emerging European economies improved, led by double-digit growth in industrial production in Turkey and Poland and steady growth in Russia. In Japan, the economy has been emerging from its decade-long deflation. Japan's consumer and business confidence reached their highest levels since 1991. In Latin America, although growth was slow relative to Asia and the U.S., there was evidence of a rebound in industrial activity.

Regarding stock market performance, the global equity rally that began in March 2003 extended into the early part of this year propelled by strong liquidity, reasonably solid economic growth and higher corporate earnings. However, by the second quarter investor focus shifted to the challenges of rising commodity prices, especially oil, Iraqi unrest and a potential slowdown in the Chinese economy. The prospect of higher interest rates also damaged investor confidence. These factors hindered global equity performance, and consequently most stock markets traded within a relatively narrow range in the first eight months of 2004. However, stock market performance in aggregate was positive over the fiscal year. The MSCI All Country World Index's total return was 16.34% for the year ended August 31, 2004. 4


INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting future earnings and cash flow growth. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

In looking for opportunities, we put less emphasis on the current situation and more on what we believe could materialize in the future. Hence, the greatest opportunities often can be in companies that are out of favor -- they may be

4. Source: Standard & Poor's Micropal. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

4 | Annual Report
undergoing a restructuring, the business cycle may have turned against them, or they may have been oversold due to temporary difficulties that our analysis indicates have been over-discounted by the market.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund benefited from the strong performance of several holdings. For example, we owned shares of Gail India, India's largest natural gas transmission company. The company's shares appreciated strongly in value during the period as India's estimated demand for gas far outstripped its availability. Natural gas demand grew robustly largely due to rising industrial production coupled with the low cost of natural gas relative to alternative fuels. Despite its strong market performance, Gail India's common stock remained attractive, in our view.

Aalberts Industries, a Dutch-based engineering group that manufactures high-grade industrial products, also helped Fund performance. The company benefited from improving European economic conditions as it is a leading supplier to many European industrial companies. Consistent with our strategy, we believed the company's operating margins might improve if capacity utilization rates rise from their sub-par levels in conjunction with regional economic improvement. We also considered the company attractive because it has a strong record of finding acquisitions that add value. We believe this trend could continue due to fragmentation of the market where the company operates. With a price/earnings ratio of about 13 times earnings and the potential for significant future earnings growth prospects, our analysis indicates Aalberts Industries remained undervalued at period-end.

JAKKS Pacific, an innovative U.S. toy company that develops, manufactures and markets toys and related children's products, was another holding that benefited Fund performance during the 12-month reporting period. The company is best

TOP 10 HOLDINGS
8/31/04

--------------------------------------------------
  COMPANY                             % OF TOTAL
--------------------------------------------------
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
--------------------------------------------------
  OPG Groep NV                              2.6%
   HEALTH CARE PROVIDERS & SERVICES,
   NETHERLANDS
--------------------------------------------------
  Iluka Resources Ltd.                      2.3%
   METALS & MINING, AUSTRALIA
--------------------------------------------------
  Vestas Wind Systems AS,
   common & restricted                      2.1%
   ELECTRICAL EQUIPMENT, DENMARK
--------------------------------------------------
  Hung Hing Printing Group Ltd.             2.0%
   CONTAINERS & PACKAGING, HONG KONG
--------------------------------------------------
  Gujarat Ambuja Cements Ltd.               1.9%
   CONSTRUCTION MATERIALS, INDIA
--------------------------------------------------
  Orion Yhtyma OYJ, B                       1.8%
   PHARMACEUTICALS, FINLAND
--------------------------------------------------
  Bodycote International PLC,
  common & restricted                       1.8%
   MACHINERY, U.K.
--------------------------------------------------
  Aalberts Industries NV                    1.8%
   INDUSTRIAL CONGLOMERATES, NETHERLANDS
--------------------------------------------------
  Coinstar Inc.                             1.8%
   COMMERCIAL SERVICES & SUPPLIES, U.S.
--------------------------------------------------
  Kidde PLC                                 1.7%
   ELECTRICAL EQUIPMENT, U.K.
--------------------------------------------------
                                                               Annual Report | 5
known for its Worldwide Wrestling Federation toys and its gooey compounds. A key to the company's strategy and success was its diversification into writing instruments, stationery, back-to-school supplies, sleeping bags, and pool floats and other leisure items, which made the company's products less seasonal and created a niche attractive to large licensors. JAKKS' revenues grew during the period largely due to numerous acquisitions, including strictly toy companies, as well as other firms that increased the company's activity and novelty offerings. JAKKS' stock performed extremely well during the Fund's fiscal year as a result of strong demand for its plug-and-play video games and the strategic acquisition of PlayAlong in mid-2004, which added Cabbage Patch Kids and Care Bears to the company's already diverse toy portfolio. Despite the stock's strong performance, we continued to hold JAKKS Pacific shares because they traded at just 11 times forecasted 2004 earnings at period-end.

Although the Fund produced double-digit gains, some holdings hindered performance during the 12 months under review. For example, Fountain Set Holdings, an Asian manufacturer and supplier of cotton knitted fabrics, performed poorly. The company supplies its products to garment manufacturers that produce apparel for some of the world's most popular brands. A large surge in cotton prices, which accounts for a significant portion of knitted fabrics' manufacturing costs, pressured Fountain Set's profit margin as the company was unable to pass on the entire cotton price increase to its customers. Consistent with our strategy, we believed the shares were undervalued at period-end because cotton prices are generally expected to weaken longer term. Another positive factor for the company is its vertically integrated fabric manufacturing facilities, which allow for the production of fine-quality fabrics at competitive prices. Also, economies of scale and the significant capital required to manufacture knitted fabrics create significant barriers to entry for competitors and contributed to what in our view was the company's attractiveness. Denmark's Vestas Wind Systems also hindered performance as the company reported disappointing earnings during the period. Consistent with our strategy, we continued to hold the stock, however, because of the positive long-term outlook for wind power and because Vestas' competitive position was strong.

6 |  Annual Report

We thank you for your interest in Templeton Global Smaller Companies Fund, welcome your questions and comments, and look forward to serving your future investment needs.



[PHOTO OMITTED]

/S/Tucker Scott
---------------

Tucker Scott, CFA

[PHOTO OMITTED]

/S/Simon Rudolph
----------------

Simon Rudolph, ACA

[PHOTO OMITTED]

/S/Cynthia Sweeting
-------------------

Cynthia Sweeting, CFA

Portfolio Management Team
Templeton Global Smaller Companies Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.
                                                               Annual Report | 7

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                  CHANGE           8/31/04          8/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.53             $8.69            $7.16
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1043
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                                  CHANGE           8/31/04          8/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.45             $8.42            $6.97
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0866
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                                  CHANGE           8/31/04          8/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.50             $8.55            $7.05
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0594
--------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                            CHANGE           8/31/04          8/31/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.54             $8.71            $7.17
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1247
--------------------------------------------------------------------------------------------------------------------------

8 |  Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              23.04%          37.93%            83.31%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          15.92%           5.39%             5.62%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,592         $13,002           $17,282
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     18.45%           6.87%             6.12%
----------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              22.23%          32.54%            38.96%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          18.23%           5.47%             5.84%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,823         $13,054           $13,796
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     20.76%           6.97%             6.43%
----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              22.07%          32.87%            74.48%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          21.07%           5.85%             6.14%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,107         $13,287           $17,448
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     23.70%           7.35%             6.50%
----------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              23.30%          39.90%            87.92%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          23.30%           6.95%             6.51%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,330         $13,990           $18,792
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     25.87%           8.42%             7.01%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS A                     8/31/04
---------------------------------------
  1-Year                       15.92%
---------------------------------------
  5-Year                        5.39%
---------------------------------------
  10-Year                       5.62%
---------------------------------------

Class A (9/1/94-8/31/04)
[GRAPHIC OMITTED]
DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Templeton Global Smaller       MSCI World
Period      Companies Fund - Class A        Index 6                    CPI 6
9/1/94               $ 9,428                $10,000                   $10,000
9/30/94              $ 9,336                $ 9,739                   $10,027
10/31/94             $ 9,240                $10,018                   $10,034
11/30/94             $ 8,825                $ 9,585                   $10,047
12/31/94             $ 8,722                $ 9,680                   $10,047
1/31/95              $ 8,488                $ 9,536                   $10,087
2/28/95              $ 8,664                $ 9,677                   $10,128
3/31/95              $ 8,852                $10,145                   $10,161
4/30/95              $ 9,239                $10,501                   $10,195
5/31/95              $ 9,521                $10,593                   $10,215
6/30/95              $ 9,779                $10,592                   $10,235
7/31/95              $10,260                $11,124                   $10,235
8/31/95              $10,296                $10,878                   $10,262
9/30/95              $10,425                $11,197                   $10,282
10/31/95             $10,067                $11,023                   $10,315
11/30/95             $10,144                $11,407                   $10,309
12/31/95             $10,262                $11,743                   $10,302
1/31/96              $10,544                $11,958                   $10,362
2/29/96              $10,854                $12,033                   $10,396
3/31/96              $11,015                $12,235                   $10,450
4/30/96              $11,284                $12,525                   $10,490
5/31/96              $11,499                $12,538                   $10,510
6/30/96              $11,580                $12,604                   $10,517
7/31/96              $11,109                $12,161                   $10,537
8/31/96              $11,499                $12,303                   $10,557
9/30/96              $11,688                $12,787                   $10,591
10/31/96             $11,855                $12,878                   $10,624
11/30/96             $12,188                $13,602                   $10,644
12/31/96             $12,529                $13,387                   $10,644
1/31/97              $12,753                $13,550                   $10,678
2/28/97              $12,903                $13,708                   $10,711
3/31/97              $12,828                $13,440                   $10,738
4/30/97              $12,813                $13,881                   $10,752
5/31/97              $13,413                $14,741                   $10,745
6/30/97              $13,952                $15,478                   $10,758
7/31/97              $14,327                $16,193                   $10,772
8/31/97              $14,282                $15,112                   $10,792
9/30/97              $14,866                $15,936                   $10,819
10/31/97             $13,751                $15,100                   $10,846
11/30/97             $13,435                $15,369                   $10,839
12/31/97             $13,414                $15,559                   $10,826
1/31/98              $12,976                $15,995                   $10,846
2/28/98              $14,062                $17,080                   $10,866
3/31/98              $14,744                $17,803                   $10,886
4/30/98              $14,857                $17,980                   $10,906
5/31/98              $14,533                $17,757                   $10,926
6/30/98              $13,900                $18,181                   $10,940
7/31/98              $13,397                $18,155                   $10,953
8/31/98              $11,192                $15,736                   $10,966
9/30/98              $11,078                $16,017                   $10,980
10/31/98             $11,327                $17,468                   $11,007
11/30/98             $11,768                $18,510                   $11,007
12/31/98             $11,886                $19,417                   $11,000
1/31/99              $11,395                $19,845                   $11,027
2/28/99              $11,006                $19,320                   $11,040
3/31/99              $11,310                $20,127                   $11,074
4/30/99              $12,377                $20,923                   $11,154
5/31/99              $12,208                $20,161                   $11,154
6/30/99              $12,546                $21,104                   $11,154
7/31/99              $12,665                $21,044                   $11,188
8/31/99              $12,530                $21,010                   $11,215
9/30/99              $12,123                $20,809                   $11,268
10/31/99             $12,098                $21,893                   $11,289
11/30/99             $12,317                $22,512                   $11,295
12/31/99             $13,087                $24,337                   $11,295
1/31/00              $12,903                $22,946                   $11,329
2/29/00              $13,308                $23,011                   $11,396
3/31/00              $13,731                $24,604                   $11,490
4/30/00              $13,087                $23,567                   $11,497
5/31/00              $12,885                $22,973                   $11,510
6/30/00              $13,418                $23,750                   $11,570
7/31/00              $13,308                $23,084                   $11,597
8/31/00              $13,418                $23,838                   $11,597
9/30/00              $12,775                $22,573                   $11,658
10/31/00             $12,077                $22,198                   $11,678
11/30/00             $11,561                $20,853                   $11,685
12/31/00             $11,991                $21,193                   $11,678
1/31/01              $12,626                $21,605                   $11,752
2/28/01              $12,395                $19,781                   $11,799
3/31/01              $11,298                $18,486                   $11,826
4/30/01              $11,798                $19,857                   $11,872
5/31/01              $12,356                $19,610                   $11,926
6/30/01              $12,087                $18,998                   $11,946
7/31/01              $11,856                $18,748                   $11,913
8/31/01              $11,741                $17,852                   $11,913
9/30/01              $10,143                $16,281                   $11,966
10/31/01             $10,522                $16,595                   $11,926
11/30/01             $11,202                $17,579                   $11,906
12/31/01             $11,786                $17,692                   $11,859
1/31/02              $11,922                $17,158                   $11,886
2/28/02              $12,253                $17,012                   $11,933
3/31/02              $13,322                $17,768                   $12,000
4/30/02              $13,750                $17,171                   $12,067
5/31/02              $13,964                $17,210                   $12,067
6/30/02              $13,186                $16,170                   $12,074
7/31/02              $11,689                $14,809                   $12,087
8/31/02              $11,319                $14,840                   $12,128
9/30/02              $10,269                $13,211                   $12,148
10/31/02             $10,554                $14,188                   $12,168
11/30/02             $10,927                $14,956                   $12,168
12/31/02             $10,750                $14,235                   $12,141
1/31/03              $10,358                $13,804                   $12,195
2/28/03              $ 9,828                $13,568                   $12,289
3/31/03              $ 9,867                $13,531                   $12,362
4/30/03              $10,868                $14,739                   $12,336
5/31/03              $12,006                $15,589                   $12,315
6/30/03              $12,437                $15,864                   $12,329
7/31/03              $13,183                $16,190                   $12,342
8/31/03              $14,046                $16,543                   $12,389
9/30/03              $14,281                $16,648                   $12,430
10/31/03             $15,354                $17,639                   $12,416
11/30/03             $15,632                $17,912                   $12,383
12/31/03             $16,487                $19,040                   $12,369
1/31/04              $17,004                $19,350                   $12,430
2/29/04              $17,739                $19,681                   $12,497
3/31/04              $17,481                $19,558                   $12,577
4/30/04              $17,242                $19,168                   $12,617
5/31/04              $17,123                $19,356                   $12,691
6/30/04              $17,680                $19,762                   $12,732
7/31/04              $17,222                $19,122                   $12,711
8/31/04              $17,282                $19,214                   $12,718

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
  CLASS B                     8/31/04
----------------------------------------
  1-Year                       18.23%
----------------------------------------
  5-Year                        5.47%
----------------------------------------
  Since Inception (1/1/99)      5.84%
----------------------------------------

Class B (1/1/99-8/31/04)
[GRAPHIC OMITTED]
DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Templeton Global Smaller
Period       Companies Fund - Class B  MSCI World Index 6              CPI 6
1/1/99               $10,000                $10,000                   $10,000
1/31/99              $ 9,573                $10,220                   $10,024
2/28/99              $ 9,245                $ 9,950                   $10,037
3/31/99              $ 9,487                $10,366                   $10,067
4/30/99              $10,385                $10,776                   $10,140
5/31/99              $10,242                $10,383                   $10,140
6/30/99              $10,513                $10,869                   $10,140
7/31/99              $10,613                $10,838                   $10,171
8/31/99              $10,484                $10,820                   $10,195
9/30/99              $10,142                $10,717                   $10,244
10/31/99             $10,118                $11,275                   $10,262
11/30/99             $10,287                $11,594                   $10,268
12/31/99             $10,914                $12,534                   $10,268
1/31/00              $10,759                $11,818                   $10,299
2/29/00              $11,084                $11,851                   $10,360
3/31/00              $11,423                $12,672                   $10,445
4/30/00              $10,883                $12,137                   $10,451
5/31/00              $10,713                $11,831                   $10,464
6/30/00              $11,145                $12,231                   $10,519
7/31/00              $11,037                $11,889                   $10,543
8/31/00              $11,114                $12,277                   $10,543
9/30/00              $10,590                $11,626                   $10,598
10/31/00             $ 9,985                $11,432                   $10,616
11/30/00             $ 9,569                $10,740                   $10,622
12/31/00             $ 9,929                $10,915                   $10,616
1/31/01              $10,428                $11,127                   $10,683
2/28/01              $10,235                $10,188                   $10,726
3/31/01              $ 9,332                $ 9,520                   $10,750
4/30/01              $ 9,719                $10,227                   $10,793
5/31/01              $10,187                $10,100                   $10,842
6/30/01              $ 9,961                $ 9,785                   $10,860
7/31/01              $ 9,751                $ 9,656                   $10,830
8/31/01              $ 9,655                $ 9,194                   $10,830
9/30/01              $ 8,333                $ 8,385                   $10,879
10/31/01             $ 8,645                $ 8,547                   $10,842
11/30/01             $ 9,180                $ 9,054                   $10,824
12/31/01             $ 9,667                $ 9,112                   $10,781
1/31/02              $ 9,764                $ 8,837                   $10,805
2/28/02              $10,023                $ 8,761                   $10,848
3/31/02              $10,915                $ 9,151                   $10,909
4/30/02              $11,240                $ 8,843                   $10,970
5/31/02              $11,418                $ 8,864                   $10,970
6/30/02              $10,769                $ 8,328                   $10,976
7/31/02              $ 9,553                $ 7,627                   $10,988
8/31/02              $ 9,245                $ 7,643                   $11,025
9/30/02              $ 8,385                $ 6,804                   $11,043
10/31/02             $ 8,612                $ 7,307                   $11,062
11/30/02             $ 8,906                $ 7,703                   $11,062
12/31/02             $ 8,759                $ 7,331                   $11,037
1/31/03              $ 8,417                $ 7,110                   $11,086
2/28/03              $ 7,992                $ 6,988                   $11,171
3/31/03              $ 8,009                $ 6,969                   $11,239
4/30/03              $ 8,824                $ 7,591                   $11,214
5/31/03              $ 9,754                $ 8,029                   $11,196
6/30/03              $10,080                $ 8,170                   $11,208
7/31/03              $10,684                $ 8,338                   $11,220
8/31/03              $11,369                $ 8,520                   $11,263
9/30/03              $11,548                $ 8,574                   $11,300
10/31/03             $12,411                $ 9,085                   $11,287
11/30/03             $12,642                $ 9,225                   $11,257
12/31/03             $13,318                $ 9,806                   $11,245
1/31/04              $13,731                $ 9,966                   $11,300
2/29/04              $14,309                $10,136                   $11,361
3/31/04              $14,094                $10,073                   $11,434
4/30/04              $13,896                $ 9,872                   $11,470
5/31/04              $13,780                $ 9,969                   $11,538
6/30/04              $14,226                $10,178                   $11,574
7/31/04              $13,846                $ 9,848                   $11,556
8/31/04              $13,796                $ 9,895                   $11,562



10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS C                     8/31/04
---------------------------------------
  1-Year                       21.07%
---------------------------------------
  5-Year                        5.85%
---------------------------------------
  Since Inception (5/1/95)      6.14%
---------------------------------------

[GRAPHIC OMITTED]
DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Templeton Global Smaller
Period       Companies Fund - Class C  MSCI World Index 6              CPI 6
5/1/95               $10,000                $10,000                   $10,000
5/31/95              $10,305                $10,087                   $10,020
6/30/95              $10,585                $10,086                   $10,039
7/31/95              $11,094                $10,593                   $10,039
8/31/95              $11,132                $10,359                   $10,066
9/30/95              $11,260                $10,663                   $10,086
10/31/95             $10,856                $10,497                   $10,118
11/30/95             $10,939                $10,863                   $10,112
12/31/95             $11,047                $11,183                   $10,105
1/31/96              $11,353                $11,387                   $10,165
2/29/96              $11,687                $11,459                   $10,197
3/31/96              $11,847                $11,651                   $10,250
4/30/96              $12,124                $11,927                   $10,290
5/31/96              $12,357                $11,940                   $10,309
6/30/96              $12,444                $12,002                   $10,316
7/31/96              $11,920                $11,580                   $10,336
8/31/96              $12,328                $11,716                   $10,355
9/30/96              $12,531                $12,177                   $10,388
10/31/96             $12,692                $12,264                   $10,421
11/30/96             $13,052                $12,953                   $10,441
12/31/96             $13,406                $12,748                   $10,441
1/31/97              $13,648                $12,904                   $10,474
2/28/97              $13,793                $13,054                   $10,507
3/31/97              $13,696                $12,798                   $10,533
4/30/97              $13,680                $13,219                   $10,546
5/31/97              $14,310                $14,037                   $10,540
6/30/97              $14,875                $14,740                   $10,553
7/31/97              $15,263                $15,421                   $10,566
8/31/97              $15,215                $14,391                   $10,586
9/30/97              $15,828                $15,176                   $10,612
10/31/97             $14,618                $14,379                   $10,639
11/30/97             $14,279                $14,636                   $10,632
12/31/97             $14,255                $14,817                   $10,619
1/31/98              $13,767                $15,232                   $10,639
2/28/98              $14,916                $16,265                   $10,658
3/31/98              $15,612                $16,954                   $10,678
4/30/98              $15,717                $17,122                   $10,698
5/31/98              $15,351                $16,910                   $10,718
6/30/98              $14,672                $17,314                   $10,731
7/31/98              $14,133                $17,289                   $10,744
8/31/98              $11,801                $14,986                   $10,757
9/30/98              $11,679                $15,253                   $10,770
10/31/98             $11,939                $16,635                   $10,797
11/30/98             $12,409                $17,627                   $10,797
12/31/98             $12,517                $18,490                   $10,790
1/31/99              $11,993                $18,898                   $10,816
2/28/99              $11,560                $18,398                   $10,829
3/31/99              $11,885                $19,166                   $10,862
4/30/99              $13,005                $19,925                   $10,941
5/31/99              $12,824                $19,199                   $10,941
6/30/99              $13,149                $20,097                   $10,941
7/31/99              $13,276                $20,040                   $10,974
8/31/99              $13,131                $20,007                   $11,001
9/30/99              $12,698                $19,816                   $11,053
10/31/99             $12,676                $20,849                   $11,073
11/30/99             $12,889                $21,438                   $11,080
12/31/99             $13,667                $23,176                   $11,080
1/31/00              $13,492                $21,851                   $11,113
2/29/00              $13,880                $21,913                   $11,178
3/31/00              $14,326                $23,430                   $11,271
4/30/00              $13,648                $22,442                   $11,277
5/31/00              $13,434                $21,877                   $11,290
6/30/00              $13,977                $22,616                   $11,350
7/31/00              $13,861                $21,983                   $11,376
8/31/00              $13,938                $22,700                   $11,376
9/30/00              $13,279                $21,496                   $11,435
10/31/00             $12,536                $21,139                   $11,455
11/30/00             $12,015                $19,858                   $11,461
12/31/00             $12,446                $20,182                   $11,455
1/31/01              $13,091                $20,574                   $11,527
2/28/01              $12,829                $18,837                   $11,573
3/31/01              $11,699                $17,604                   $11,600
4/30/01              $12,203                $18,909                   $11,646
5/31/01              $12,768                $18,674                   $11,698
6/30/01              $12,486                $18,092                   $11,718
7/31/01              $12,224                $17,854                   $11,685
8/31/01              $12,103                $17,000                   $11,685
9/30/01              $10,449                $15,505                   $11,738
10/31/01             $10,837                $15,803                   $11,698
11/30/01             $11,523                $16,740                   $11,679
12/31/01             $12,129                $16,848                   $11,633
1/31/02              $12,270                $16,339                   $11,659
2/28/02              $12,593                $16,200                   $11,705
3/31/02              $13,683                $16,920                   $11,771
4/30/02              $14,106                $16,351                   $11,837
5/31/02              $14,328                $16,389                   $11,837
6/30/02              $13,521                $15,398                   $11,843
7/31/02              $11,987                $14,102                   $11,856
8/31/02              $11,604                $14,132                   $11,896
9/30/02              $10,514                $12,581                   $11,916
10/31/02             $10,811                $13,511                   $11,935
11/30/02             $11,175                $14,243                   $11,935
12/31/02             $10,993                $13,555                   $11,909
1/31/03              $10,568                $13,146                   $11,962
2/28/03              $10,021                $12,921                   $12,054
3/31/03              $10,062                $12,885                   $12,126
4/30/03              $11,074                $14,036                   $12,100
5/31/03              $12,228                $14,845                   $12,080
6/30/03              $12,653                $15,108                   $12,093
7/31/03              $13,402                $15,417                   $12,107
8/31/03              $14,293                $15,754                   $12,153
9/30/03              $14,516                $15,854                   $12,192
10/31/03             $15,591                $16,798                   $12,179
11/30/03             $15,877                $17,058                   $12,146
12/31/03             $16,734                $18,132                   $12,133
1/31/04              $17,244                $18,427                   $12,192
2/29/04              $17,958                $18,742                   $12,258
3/31/04              $17,693                $18,625                   $12,337
4/30/04              $17,448                $18,254                   $12,377
5/31/04              $17,305                $18,433                   $12,449
6/30/04              $17,876                $18,819                   $12,488
7/31/04              $17,387                $18,210                   $12,469
8/31/04              $17,448                $18,297                   $12,475

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  ADVISOR CLASS 5             8/31/04
---------------------------------------
  1-Year                       23.30%
---------------------------------------
  5-Year                        6.95%
---------------------------------------
  10-Year                       6.51%
---------------------------------------

Advisor Class (9/1/94-8/31/04) 5
[GRAPHIC OMITTED]
DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Templeton Global Smaller
Period   Companies Fund - Advisor Class MSCI World Index 6             CPI 6
9/1/94               $10,000                $10,000                   $10,000
9/30/94              $ 9,903                $ 9,739                   $10,027
10/31/94             $ 9,801                $10,018                   $10,034
11/30/94             $ 9,360                $ 9,585                   $10,047
12/31/94             $ 9,252                $ 9,680                   $10,047
1/31/95              $ 9,003                $ 9,536                   $10,087
2/28/95              $ 9,189                $ 9,677                   $10,128
3/31/95              $ 9,389                $10,145                   $10,161
4/30/95              $ 9,800                $10,501                   $10,195
5/31/95              $10,098                $10,593                   $10,215
6/30/95              $10,372                $10,592                   $10,235
7/31/95              $10,883                $11,124                   $10,235
8/31/95              $10,920                $10,878                   $10,262
9/30/95              $11,057                $11,197                   $10,282
10/31/95             $10,678                $11,023                   $10,315
11/30/95             $10,759                $11,407                   $10,309
12/31/95             $10,885                $11,743                   $10,302
1/31/96              $11,184                $11,958                   $10,362
2/29/96              $11,512                $12,033                   $10,396
3/31/96              $11,684                $12,235                   $10,450
4/30/96              $11,969                $12,525                   $10,490
5/31/96              $12,197                $12,538                   $10,510
6/30/96              $12,283                $12,604                   $10,517
7/31/96              $11,783                $12,161                   $10,537
8/31/96              $12,197                $12,303                   $10,557
9/30/96              $12,397                $12,787                   $10,591
10/31/96             $12,575                $12,878                   $10,624
11/30/96             $12,928                $13,602                   $10,644
12/31/96             $13,289                $13,387                   $10,644
1/31/97              $13,592                $13,550                   $10,678
2/28/97              $13,736                $13,708                   $10,711
3/31/97              $13,672                $13,440                   $10,738
4/30/97              $13,656                $13,881                   $10,752
5/31/97              $14,310                $14,741                   $10,745
6/30/97              $14,869                $15,478                   $10,758
7/31/97              $15,283                $16,193                   $10,772
8/31/97              $15,235                $15,112                   $10,792
9/30/97              $15,873                $15,936                   $10,819
10/31/97             $14,693                $15,100                   $10,846
11/30/97             $14,357                $15,369                   $10,839
12/31/97             $14,330                $15,559                   $10,826
1/31/98              $13,862                $15,995                   $10,846
2/28/98              $15,039                $17,080                   $10,866
3/31/98              $15,749                $17,803                   $10,886
4/30/98              $15,886                $17,980                   $10,906
5/31/98              $15,541                $17,757                   $10,926
6/30/98              $14,866                $18,181                   $10,940
7/31/98              $14,312                $18,155                   $10,953
8/31/98              $11,958                $15,736                   $10,966
9/30/98              $11,855                $16,017                   $10,980
10/31/98             $12,130                $17,468                   $11,007
11/30/98             $12,600                $18,510                   $11,007
12/31/98             $12,727                $19,417                   $11,000
1/31/99              $12,202                $19,845                   $11,027
2/28/99              $11,785                $19,320                   $11,040
3/31/99              $12,112                $20,127                   $11,074
4/30/99              $13,252                $20,923                   $11,154
5/31/99              $13,089                $20,161                   $11,154
6/30/99              $13,451                $21,104                   $11,154
7/31/99              $13,578                $21,044                   $11,188
8/31/99              $13,433                $21,010                   $11,215
9/30/99              $13,017                $20,809                   $11,268
10/31/99             $12,992                $21,893                   $11,289
11/30/99             $13,227                $22,512                   $11,295
12/31/99             $14,044                $24,337                   $11,295
1/31/00              $13,867                $22,946                   $11,329
2/29/00              $14,280                $23,011                   $11,396
3/31/00              $14,754                $24,604                   $11,490
4/30/00              $14,064                $23,567                   $11,497
5/31/00              $13,867                $22,973                   $11,510
6/30/00              $14,419                $23,750                   $11,570
7/31/00              $14,321                $23,084                   $11,597
8/31/00              $14,419                $23,838                   $11,597
9/30/00              $13,749                $22,573                   $11,658
10/31/00             $12,987                $22,198                   $11,678
11/30/00             $12,452                $20,853                   $11,685
12/31/00             $12,915                $21,193                   $11,678
1/31/01              $13,577                $21,605                   $11,752
2/28/01              $13,349                $19,781                   $11,799
3/31/01              $12,170                $18,486                   $11,826
4/30/01              $12,687                $19,857                   $11,872
5/31/01              $13,308                $19,610                   $11,926
6/30/01              $13,018                $18,998                   $11,946
7/31/01              $12,770                $18,748                   $11,913
8/31/01              $12,666                $17,852                   $11,913
9/30/01              $10,948                $16,281                   $11,966
10/31/01             $11,350                $16,595                   $11,926
11/30/01             $12,085                $17,579                   $11,906
12/31/01             $12,714                $17,692                   $11,859
1/31/02              $12,882                $17,158                   $11,886
2/28/02              $13,218                $17,012                   $11,933
3/31/02              $14,393                $17,768                   $12,000
4/30/02              $14,855                $17,171                   $12,067
5/31/02              $15,085                $17,210                   $12,067
6/30/02              $14,245                $16,170                   $12,074
7/31/02              $12,631                $14,809                   $12,087
8/31/02              $12,252                $14,840                   $12,128
9/30/02              $11,120                $13,211                   $12,148
10/31/02             $11,420                $14,188                   $12,168
11/30/02             $11,824                $14,956                   $12,168
12/31/02             $11,632                $14,235                   $12,141
1/31/03              $11,207                $13,804                   $12,195
2/28/03              $10,634                $13,568                   $12,289
3/31/03              $10,677                $13,531                   $12,362
4/30/03              $11,781                $14,739                   $12,336
5/31/03              $13,012                $15,589                   $12,315
6/30/03              $13,480                $15,864                   $12,329
7/31/03              $14,285                $16,190                   $12,342
8/31/03              $15,241                $16,543                   $12,389
9/30/03              $15,496                $16,648                   $12,430
10/31/03             $16,644                $17,639                   $12,416
11/30/03             $16,967                $17,912                   $12,383
12/31/03             $17,909                $19,040                   $12,369
1/31/04              $18,470                $19,350                   $12,430
2/29/04              $19,267                $19,681                   $12,497
3/31/04              $18,987                $19,558                   $12,577
4/30/04              $18,729                $19,168                   $12,617
5/31/04              $18,599                $19,356                   $12,691
6/30/04              $19,224                $19,762                   $12,732
7/31/04              $18,729                $19,122                   $12,711
8/31/04              $18,792                $19,214                   $12,718

                                                              Annual Report | 11

ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 41.42% and 4.62%.
6. Source: Standard & Poor's Micropal. The MSCI World Index is market capitalization weighted and measures total returns of equity securities in developed markets globally.


12 |  Annual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 2/29/04      VALUE 8/31/04   PERIOD* 2/29/04-8/31/04
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $974.20                $7.29
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,017.75                $7.46
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $971.20               $10.95
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,014.03               $11.19
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $971.60               $11.00
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,013.98               $11.24
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $975.40                $6.06
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.00                $6.19
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.47%; B:
2.21%; C: 2.22%; and Advisor: 1.22%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 |  Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                                                     --------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS A                                                                  2004         2003       2002        2001        2000
                                                                     --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................      $7.16        $5.82      $6.10       $7.30       $7.40
                                                                     --------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .07          .07        .05         .07         .11

 Net realized and unrealized gains (losses) ......................       1.56         1.32       (.27)       (.98)        .35
                                                                     --------------------------------------------------------

Total from investment operations .................................       1.63         1.39       (.22)       (.91)        .46
                                                                     --------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.10)        (.05)      (.06)       (.10)       (.17)

 Net realized gains ..............................................         --           --         --        (.19)       (.39)
                                                                     --------------------------------------------------------

Total distributions ..............................................       (.10)        (.05)      (.06)       (.29)       (.56)
                                                                     --------------------------------------------------------

Redemption fees ..................................................         -- c         -- c       --          --          --
                                                                     --------------------------------------------------------

Net asset value, end of year .....................................      $8.69        $7.16      $5.82       $6.10       $7.30
                                                                     ========================================================



Total return b ...................................................     23.04%       24.09%    (3.59)%    (12.50)%       7.09%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $744,017     $691,103   $565,680    $647,893    $952,784

Ratios to average net assets:

 Expenses ........................................................      1.42%        1.46%      1.44%       1.46%       1.37%

 Net investment income ...........................................       .91%        1.18%       .82%       1.07%       1.60%

Portfolio turnover rate ..........................................     31.69%       29.51%     25.31%      36.65%      27.19%



aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.

                         Annual Report | See notes to financial statements. | 15

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                     --------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS B                                                               2004         2003       2002        2001        2000
                                                                     --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................      $6.97        $5.70      $5.99       $7.20       $7.36
                                                                     --------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .02          .03        .02         .03         .07

 Net realized and unrealized gains (losses) ......................       1.52         1.27       (.28)       (.97)        .32
                                                                     --------------------------------------------------------

Total from investment operations .................................       1.54         1.30       (.26)       (.94)        .39
                                                                     --------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.09)        (.03)      (.03)       (.08)       (.16)

 Net realized gains ..............................................         --           --         --        (.19)       (.39)
                                                                     --------------------------------------------------------

Total distributions ..............................................       (.09)        (.03)      (.03)       (.27)       (.55)
                                                                     --------------------------------------------------------

Redemption fees ..................................................         -- c         -- c       --          --          --
                                                                     --------------------------------------------------------

Net asset value, end of year .....................................      $8.42        $6.97      $5.70       $5.99       $7.20
                                                                     ========================================================



Total return b ...................................................     22.23%       22.97%    (4.25)%    (13.13)%       6.01%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................     $4,896       $3,171     $1,409        $333        $519

Ratios to average net assets:

 Expenses ........................................................      2.16%        2.21%      2.19%       2.20%       2.11%

 Net investment income ...........................................       .17%         .43%       .07%        .53%        .98%

Portfolio turnover rate ..........................................     31.69%       29.51%     25.31%      36.65%      27.19%




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.



16 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     --------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
CLASS C                                                                  2004         2003       2002        2001        2000
                                                                     --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................      $7.05        $5.75      $6.00       $7.19       $7.27
                                                                     --------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .02          .02        .01         .02         .05

 Net realized and unrealized gains (losses) ......................       1.54         1.30       (.26)       (.96)        .35
                                                                     --------------------------------------------------------

Total from investment operations .................................       1.56         1.32       (.25)       (.94)        .40
                                                                     --------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.06)        (.02)        -- d      (.06)       (.09)

 Net realized gains ..............................................         --           --         --        (.19)       (.39)
                                                                     --------------------------------------------------------

Total distributions ..............................................       (.06)        (.02)        --        (.25)       (.48)
                                                                     --------------------------------------------------------

Redemption fees ..................................................         -- c         -- c       --          --          --
                                                                     --------------------------------------------------------

Net asset value, end of year .....................................      $8.55        $7.05      $5.75       $6.00       $7.19
                                                                     ========================================================



Total return b ...................................................     22.07%       23.17%    (4.12)%    (13.17)%       6.15%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $30,741      $17,347    $12,894     $13,348     $20,729

Ratios to average net assets:

 Expenses ........................................................      2.17%        2.20%      2.17%       2.20%       2.11%

 Net investment income ...........................................       .16%         .44%       .09%        .33%        .79%

Portfolio turnover rate ..........................................     31.69%       29.51%     25.31%      36.65%      27.19%




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.
dActual distribution from net investment income per share was $.003.


                         Annual Report | See notes to financial statements. | 17

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                     --------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                            2004         2003       2002        2001        2000
                                                                     --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................      $7.17        $5.84      $6.12       $7.31       $7.42
                                                                     --------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .10          .06        .07         .07         .14

 Net realized and unrealized gains (losses) ......................       1.56         1.33       (.28)       (.96)        .34
                                                                     --------------------------------------------------------

Total from investment operations .................................       1.66         1.39       (.21)       (.89)        .48
                                                                     --------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.12)        (.06)      (.07)       (.11)       (.20)

 Net realized gains ..............................................         --           --         --        (.19)       (.39)
                                                                     --------------------------------------------------------

Total distributions ..............................................       (.12)        (.06)      (.07)       (.30)       (.59)
                                                                     --------------------------------------------------------

Redemption fees ..................................................         -- c         -- c       --          --          --
                                                                     --------------------------------------------------------

Net asset value, end of year .....................................      $8.71        $7.17      $5.84       $6.12       $7.31
                                                                     ========================================================



Total return b ...................................................     23.30%       24.39%    (3.27)%    (12.16)%       7.34%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................     $9,329       $4,834    $10,344      $2,929     $10,234

Ratios to average net assets:

 Expenses ........................................................      1.17%        1.21%      1.19%       1.21%       1.12%

 Net investment income ...........................................      1.16%        1.43%      1.07%       1.10%       1.93%

Portfolio turnover rate ..........................................     31.69%       29.51%     25.31%      36.65%      27.19%




aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cAmount is less than $0.001 per share.



18 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund
STATEMENT OF INVESTMENTS, AUGUST 31, 2004


----------------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                                SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 93.3%
  AUSTRALIA 5.0%
  APN News & Media Ltd. ...................                   Media                                3,746,205          $ 11,904,220
  Billabong Internatational Ltd. ..........        Textiles Apparel & Luxury Goods                   369,406             2,446,829
  Iluka Resources Ltd. ....................              Metals & Mining                           5,426,320            17,817,847
  John Fairfax Holdings Ltd. ..............                   Media                                2,794,300             7,537,603
                                                                                                                      -------------
                                                                                                                        39,706,499
                                                                                                                      -------------
  BAHAMAS .3%
 aSteiner Leisure Ltd. ....................             Specialty Retail                             126,500             2,703,305
                                                                                                                      -------------
  BERMUDA .1%
  Axis Capital Holdings Ltd. ..............                 Insurance                                 31,100               742,357
                                                                                                                      -------------
  CANADA 6.9%
  Abitibi-Consolidated Inc. ...............          Paper & Forest Products                         558,470             3,301,822
  CAE Inc. ................................             Aerospace & Defense                        1,333,000             5,817,206
 aGSI Lumonics Inc. .......................    Electronic Equipment & Instruments                    469,900             5,178,315
  Legacy Hotels REIT ......................                Real Estate                             1,621,700             8,714,053
  Linamar Corp. ...........................              Auto Components                             690,000             7,383,880
  National Bank of Canada .................             Commercial Banks                             226,400             7,422,951
 aPrecision Drilling Corp. ................        Energy Equipment & Services                       180,000             8,838,798
  Quebecor World Inc. .....................      Commercial Services & Supplies                      356,850             7,827,083
                                                                                                                      -------------
                                                                                                                        54,484,108
                                                                                                                      -------------
  CHINA 2.9%
  China Pharmaceutical Enterprise &
    Investment Corp. Ltd. .................              Pharmaceuticals                          20,194,000             4,919,083
 aChina Resources Power Co. Ltd. ..........            Electric Utilities                          9,984,000             5,280,034
  TCL International Holdings Inc. .........            Household Durables                         17,480,000             6,274,912
  Weiqiao Textile Co. .....................      Textiles Apparel & Luxury Goods                   2,463,000             3,931,352
  Weiqiao Textile Co., 144A ...............      Textiles Apparel & Luxury Goods                   1,290,500             2,059,850
                                                                                                                      -------------
                                                                                                                        22,465,231
                                                                                                                      -------------
  DENMARK 3.2%
  ISS A/S .................................       Commercial Services & Supplies                     179,500             8,842,364
 aVestas Wind Systems AS ..................           Electrical Equipment                           955,140            12,406,544
 aVestas Wind Systems AS, 144A ............           Electrical Equipment                           318,380             4,135,515
                                                                                                                      -------------
                                                                                                                        25,384,423
                                                                                                                      -------------
  FINLAND 4.4%
  Amer Group Ltd., A ......................       Leisure Equipment & Products                       189,900             8,873,724
  Metso OYJ ...............................                Machinery                                 891,650            11,486,425
  Orion Yhtyma OYJ B ......................              Pharmaceuticals                             506,900            14,569,278
                                                                                                                      -------------
                                                                                                                        34,929,427
                                                                                                                      -------------
  GERMANY 1.3%
  Celesio AG ..............................    Health Care Providers & Services                      151,000             9,964,635
                                                                                                                      -------------
  HONG KONG 9.8%
  Asia Satellite Telecommunications
    Holdings Ltd. .........................  Diversified Telecommunication Services                2,443,500             4,370,134
  Dah Sing Financial
    Holdings Ltd. .........................             Commercial Banks                           1,280,000             9,189,803
  Fountain Set Holdings Ltd. ..............      Textiles Apparel & Luxury Goods                   8,684,000             6,179,040

                                                              Annual Report | 19

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                               SHARES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HONG KONG (CONT.)
  Giordano International Ltd. .............             Specialty Retail                          18,171,348          $ 10,192,328
  Hang Lung Group Ltd. ....................                Real Estate                             1,665,000             2,561,555
  Hopewell Holdings Ltd. ..................       Transportation Infrastructure                    2,982,000             6,461,041
  Hung Hing Printing Group Ltd. ...........          Containers & Packaging                       20,862,508            15,780,716
  Li & Fung Ltd. ..........................               Distributors                             4,761,000             6,103,885
  Moulin International Holdings Ltd. ......             Personal Products                         17,366,000             9,462,304
  Techtronic Industries Co. Ltd. ..........            Household Durables                          4,561,242             7,192,774
                                                                                                                      -------------
                                                                                                                        77,493,580
                                                                                                                      -------------
  INDIA 5.5%
  Associated Cement Cos. Ltd. .............          Construction Materials                        1,501,300             8,722,085
  Gail India Ltd., GDR, 144A ..............               Gas Utilities                              379,910             9,026,662
  Gujarat Ambuja Cements Ltd. .............          Construction Materials                        2,110,380            14,765,146
  Housing Development Finance
    Corp. Ltd. ............................        Thrifts & Mortgage Finance                        601,660             7,223,944
  Satyam Computers Services Ltd. ..........                IT Services                               543,622             3,982,886
                                                                                                                      -------------
                                                                                                                        43,720,723
                                                                                                                      -------------
  INDONESIA .6%
  PT Indosat (Persero) TBK ................  Diversified Telecommunication Services                9,955,000             4,459,840
                                                                                                                      -------------
  ISRAEL 1.2%
 aOrbotech Ltd. ...........................    Electronic Equipment & Instruments                    547,300             9,134,437
                                                                                                                      -------------
  JAPAN 4.0%
  Meitec Corp. ............................      Commercial Services & Supplies                      223,600             8,047,929
  Ono Pharmaceutical Co. Ltd. .............              Pharmaceuticals                             203,000             9,026,744
  Sangetsu Co. Ltd. .......................            Household Durables                            352,000             8,451,592
  Sohgo Security Services Co. Ltd. ........       Commercial Services & Supplies                     454,100             5,805,297
                                                                                                                      -------------
                                                                                                                        31,331,562
                                                                                                                      -------------
  LUXEMBOURG .4%
 aThiel Logistik AG .......................                IT Services                               629,000             3,493,425
                                                                                                                      -------------
  MEXICO .6%
  Grupo Continental SA ....................                 Beverages                              3,158,600             4,838,258
                                                                                                                      -------------
  NETHERLANDS 9.7%
  Aalberts Industries NV ..................         Industrial Conglomerates                         423,479            14,024,358
  Arcadis NV ..............................        Construction & Engineering                        533,932             7,364,893
  Draka Holding NV ........................           Electrical Equipment                           193,464             2,315,906
  Draka Holding NV, 144A ..................           Electrical Equipment                           135,422             1,621,101
  IHC Caland NV ...........................        Energy Equipment & Services                       142,300             6,831,036
  Imtech NV ...............................         Construction & Engineering                       459,190            12,305,113
  OPG Groep NV ............................     Health Care Providers & Services                     385,100            20,124,569
  Vedior NV ...............................      Commercial Services & Supplies                      869,000            11,828,302
                                                                                                                      -------------
                                                                                                                        76,415,278
                                                                                                                      -------------
  NORWAY 1.4%
  Norske Skogindustrier ASA, A ............          Paper & Forest Products                         286,000             4,761,008
  Prosafe ASA .............................        Energy Equipment & Services                       266,800             5,908,978
                                                                                                                      -------------
                                                                                                                        10,669,986
                                                                                                                      -------------
  SINGAPORE .3%
  Want Want Holdings Ltd. .................               Food Products                            2,446,700             2,446,700
                                                                                                                      -------------

20 |  Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                               SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  SOUTH KOREA 4.6%
  Bank of Pusan ...........................             Commercial Banks                           2,024,960          $ 12,306,047
  Dae Duck Electronics Co. Ltd. ...........    Electronic Equipment & Instruments                    939,895             7,882,438
  Daegu Bank Co. Ltd. .....................             Commercial Banks                           1,124,200             6,519,647
  Halla Climate Control Co. Ltd. ..........              Auto Components                           1,104,000             9,479,151
                                                                                                                      -------------
                                                                                                                        36,187,283
                                                                                                                      -------------
  SPAIN 2.6%
  Actividades de Construcciones
    y Servicios SA ........................        Construction & Engineering                        190,014             3,232,944
  Sol Melia SA ............................       Hotels Restaurants & Leisure                       835,560             6,762,955
  Transportes Azkar SA ....................          Air Freight & Logistics                       1,359,133            10,125,280
                                                                                                                      -------------
                                                                                                                        20,121,179
                                                                                                                      -------------
  SWEDEN 1.3%
  D. Carnegie & Co. AB ....................              Capital Markets                           1,132,536            10,024,710
                                                                                                                      -------------
  SWITZERLAND 2.8%
  Gurit Heberlein AG, Br. .................                 Chemicals                                 11,782             8,780,403
  SIG Holding AG ..........................                 Machinery                                 41,150             7,496,274
  Vontobel Holding AG .....................              Capital Markets                             295,900             5,787,090
                                                                                                                      -------------
                                                                                                                        22,063,767
                                                                                                                      -------------
  TAIWAN .4%
  Taiwan Fu Hsing .........................            Household Durables                          3,762,000             3,293,408
                                                                                                                      -------------
  UNITED KINGDOM 11.6%
  Avis Europe PLC .........................                Road & Rail                             4,834,600             7,175,191
  Bodycote International PLC ..............                 Machinery                              4,450,330            11,708,656
  Bodycote International PLC, 144A ........                 Machinery                              1,075,082             2,828,501
  Brambles Industries PLC .................      Commercial Services & Supplies                    1,563,400             6,820,258
  Burberry Group PLC ......................      Textiles Apparel & Luxury Goods                     777,000             5,059,977
  Burberry Group PLC, 144A ................      Textiles Apparel & Luxury Goods                     484,100             3,154,732
  Geest PLC ...............................               Food Products                            1,180,000            10,985,285
  Homeserve ...............................       Commercial Services & Supplies                     334,800             3,866,691
 aInvensys PLC ............................                 Machinery                             20,268,400             5,378,119
  John Wood Group .........................        Energy Equipment & Services                     5,226,800            11,941,491
  Kidde PLC ...............................           Electrical Equipment                         6,419,100            13,597,342
  Novar PLC ...............................            Building Products                           3,565,199             7,888,743
  South Staffordshire Group PLC ...........              Water Utilities                              83,700             1,185,755
                                                                                                                      -------------
                                                                                                                        91,590,741
                                                                                                                      -------------
  UNITED STATES 12.4%
 aAgile Software Corp. ....................                 Software                                 927,850             7,070,217
  Alberto-Culver Co. ......................             Personal Products                             85,925             4,149,318
  American Italian Pasta Co., A ...........               Food Products                              163,800             4,430,790
  Central Parking Corp. ...................      Commercial Services & Supplies                      568,400             9,236,500
 aCoinstar Inc. ...........................      Commercial Services & Supplies                      704,000            13,882,880
 aGamestop Corp. ..........................             Specialty Retail                             707,700            11,861,052
 aGartner Inc., B .........................                IT Services                               188,600             2,229,252
  Hubbell Inc., B .........................           Electrical Equipment                           168,700             7,279,405
 aJAKKS Pacific Inc. ......................       Leisure Equipment & Products                       389,700             7,630,326

                                                              Annual Report | 21

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                               INDUSTRY                    SHARES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  UNITED STATES (CONT.)
 aScholastic Corp. ........................                   Media                                  157,400          $  4,603,950
 aToo Inc. ................................             Specialty Retail                             709,500            11,103,675
  Tredegar Corp. ..........................         Industrial Conglomerates                         418,300             7,244,956
 aTriad Hospitals Inc. ....................     Health Care Providers & Services                     229,764             7,304,198
                                                                                                                      -------------
                                                                                                                        98,026,519
                                                                                                                      -------------
  TOTAL COMMON STOCKS (COST $536,267,447) .                                                                            735,691,381
                                                                                                                      -------------
  PREFERRED STOCKS (COST $3,480,566) 1.6%
  GERMANY 1.6%
  Hugo Boss AG, pfd. ......................      Textiles Apparel & Luxury Goods                     538,080            12,522,765
                                                                                                                      -------------


                                                                                            ------------------
                                                                                             PRINCIPAL AMOUNT
                                                                                            ------------------

  GOVERNMENT AGENCIES (COST $7,294,702) .9%
  Federal Home Loan Bank, 1.47%, 9/01/04 ..                                                    $   7,295,000             7,295,000
                                                                                                                      -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE
    AGREEMENT (COST $547,042,715)                                                                                      755,509,146
                                                                                                                      -------------
  REPURCHASE AGREEMENT (COST $35,000,000) 4.4%
  UNITED STATES 4.4%
b Dredsner Bank AG, 1.54%, 9/01/04
    (Maturity Value $35,001,497)
    Collateralized by U.S. Treasury Bills, 9/02/04
    to 9/16/04 ............................                                                       35,000,000            35,000,000
                                                                                                                      -------------
  TOTAL INVESTMENTS
    (COST $582,042,715) 100.2% ............                                                                            790,509,146
  OTHER ASSETS, LESS LIABILITIES (.2)% ....                                                                             (1,526,176)
                                                                                                                      -------------
  NET ASSETS 100.0% .......................                                                                           $788,982,970
                                                                                                                      =============



aNon-income producing.
bSee Note 1c regarding repurchase agreements.

22 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004


Assets:
Investments in securities:
  Cost ..................................................................................................     $582,042,715
                                                                                                              -------------
  Value .................................................................................................      790,509,146
 Cash ...................................................................................................              322
 Foreign currency, at value (cost $1,756 ) ..............................................................            1,730
 Receivables:
  Investment securities sold ............................................................................          586,107
  Capital shares sold ...................................................................................          361,500
  Dividends and interest ................................................................................        1,558,987
                                                                                                              -------------
      Total assets ......................................................................................      793,017,792
                                                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................................          427,852
  Capital shares redeemed ...............................................................................          531,543
  Affiliates ............................................................................................        1,028,851
 Deferred tax liability (Note 1g) .......................................................................        1,790,679
 Other liabilities ......................................................................................          255,897
                                                                                                              -------------
      Total liabilities .................................................................................        4,034,822
                                                                                                              -------------
        Net assets, at value ............................................................................     $788,982,970
                                                                                                              =============
Net assets consist of:
 Undistributed net investment income ....................................................................     $  3,438,414
 Net unrealized appreciation (depreciation) .............................................................      206,691,412
 Accumulated net realized gain (loss) ...................................................................       66,808,336
 Capital shares .........................................................................................      512,044,808
                                                                                                              -------------
        Net assets, at value ............................................................................     $788,982,970
                                                                                                              =============

                         Annual Report | See notes to financial statements. | 23

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS (CONTINUED)
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2004


CLASS A:
 Net assets, at value ...................................................................................     $744,016,512
                                                                                                              =============
 Shares outstanding .....................................................................................       85,599,160
                                                                                                              =============
 Net asset value per share a ............................................................................            $8.69
                                                                                                              =============
 Maximum offering price per share (net asset value per share / 94.25%) ..................................            $9.22
                                                                                                              =============
CLASS B:
 Net assets, at value ...................................................................................     $  4,896,239
                                                                                                              =============
 Shares outstanding .....................................................................................          581,642
                                                                                                              =============
 Net asset value and maximum offering price per share a .................................................            $8.42
                                                                                                              =============
CLASS C:
 Net assets, at value ...................................................................................     $ 30,741,508
                                                                                                              =============
 Shares outstanding .....................................................................................        3,595,648
                                                                                                              =============
 Net asset value and maximum offering price per share a .................................................            $8.55
                                                                                                              =============
ADVISOR CLASS:
 Net assets, at value ...................................................................................     $  9,328,711
                                                                                                              =============
 Shares outstanding .....................................................................................        1,071,257
                                                                                                              =============
 Net asset value and maximum offering price per share b .................................................            $8.71
                                                                                                              =============




aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.
bRedemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


24 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the year ended August 31, 2004


Investment income:
 (net of foreign taxes of $1,976,115)
 Dividends ..............................................................................................     $ 18,695,194
 Interest ...............................................................................................          278,001
                                                                                                              -------------
      Total investment income ...........................................................................       18,973,195
                                                                                                              -------------
Expenses:
 Management fees (Note 3) ...............................................................................        6,111,541
 Administrative fees (Note 3) ...........................................................................        1,090,123
 Distribution fees (Note 3)
  Class A ...............................................................................................        1,939,858
  Class B ...............................................................................................           53,041
  Class C ...............................................................................................          265,755
 Transfer agent fees (Note 3) ...........................................................................        1,444,100
 Custodian fees (Note 4) ................................................................................          302,173
 Reports to shareholders ................................................................................          136,000
 Registration and filing fees ...........................................................................           94,400
 Professional fees ......................................................................................          210,200
 Trustees' fees and expenses ............................................................................           81,400
 Other ..................................................................................................           29,300
                                                                                                              -------------
      Total expenses ....................................................................................       11,757,891
      Expense reductions (Note 4) .......................................................................             (204)
                                                                                                              -------------
        Net expenses ....................................................................................       11,757,687
                                                                                                              -------------
          Net investment income .........................................................................        7,215,508
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $255,114) (Note 1g) ..............................................      123,939,145
  Foreign currency transactions .........................................................................           99,917
                                                                                                              -------------
      Net realized gain (loss) ..........................................................................      124,039,062
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................................       29,804,805
  Translation of assets and liabilities denominated in foreign currencies ...............................           11,094
  Deferred taxes (Note 1g) ..............................................................................         (837,960)
                                                                                                              -------------
      Net unrealized appreciation (depreciation) ........................................................       28,977,939
                                                                                                              -------------
Net realized and unrealized gain (loss) .................................................................      153,017,001
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations .........................................     $160,232,509
                                                                                                              =============

Annual Report  |  See notes to financial statements.  | 25

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003

                                                                                             ---------------------------------
                                                                                                 2004                 2003
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................................................    $  7,215,508         $  6,516,285
  Net realized gain (loss) from investments and
   foreign currency transactions ........................................................     124,039,062          (27,334,957)
  Net unrealized appreciation (depreciation)
 on investments, translation of assets and
 liabilities denominated in foreign currencies, and deferred taxes ......................      28,977,939          151,616,930
                                                                                             ---------------------------------
      Net increase (decrease) in net assets resulting
       from operations ..................................................................     160,232,509          130,798,258
Distributions to shareholders from:
 Net investment income:
  Class A ...............................................................................     (10,007,645)          (4,409,850)
  Class B ...............................................................................         (52,559)              (6,893)
  Class C ...............................................................................        (159,628)             (48,068)
  Advisor Class .........................................................................         (86,378)            (127,933)
                                                                                             ---------------------------------
Total distributions to shareholders .....................................................     (10,306,210)          (4,592,744)
Capital share transactions (Note 2):
  Class A ...............................................................................     (90,963,416)           2,597,264
  Class B ...............................................................................         859,846            1,315,987
  Class C ...............................................................................       9,294,105            1,406,677
  Advisor Class .........................................................................       3,386,073           (5,407,925)
                                                                                             ---------------------------------
Total capital share transactions ........................................................     (77,423,392)             (87,997)
Redemption fees (Note 1i) ...............................................................          25,007               10,345
       Net increase (decrease) in net assets ............................................      72,527,914          126,127,862
Net assets:
 Beginning of year ......................................................................     716,455,056          590,327,194
                                                                                             ---------------------------------
 End of year ............................................................................    $788,982,970         $716,455,056
                                                                                             =================================
Undistributed net investment income included in net assets:
 End of year ............................................................................    $  3,438,414         $  ,683,493
                                                                                             =================================




26 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (the Fund, formerly Templeton Global Smaller Companies Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Effective June 1, 2004, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of smaller companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Repurchase agreements are valued at cost. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                              Annual Report | 27

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At August 31, 2004, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

28 |  Annual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted on the Statement of Changes.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At August 31, 2004, there were an unlimited number of shares of beneficial interest authorized (without par value). Transactions in the Fund's shares were as follows:

                                       -------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,
                                                   2004                              2003
                                       -------------------------------------------------------------------------
                                          SHARES             AMOUNT               SHARES             AMOUNT
                                       -------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................   16,608,824       $ 137,819,241          25,986,563       $ 153,546,743
 Shares issued in reinvestment of
  distributions .....................    1,129,959           8,565,100             725,443           3,844,845
 Shares redeemed ....................  (28,682,784)       (237,347,757)        (27,313,850)       (154,794,324)
                                       -------------------------------------------------------------------------
 Net increase (decrease) ............  (10,944,001)      $ (90,963,416)           (601,844)      $   2,597,264
                                       =========================================================================

                                                              Annual Report | 29

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       -------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,
                                                   2004                              2003
                                       -------------------------------------------------------------------------
                                          SHARES             AMOUNT               SHARES             AMOUNT
                                       -------------------------------------------------------------------------
CLASS B SHARES:
 Shares sold ........................      791,378       $   6,371,024             640,501        $  3,781,182
 Shares issued in reinvestment of
  distributions .....................        6,754              49,578               1,255               6,526
 Shares redeemed ....................     (671,299)         (5,560,756)           (434,207)         (2,471,721)
                                       -------------------------------------------------------------------------
 Net increase (decrease) ............      126,833         $   859,846             207,549        $  1,315,987
                                       =========================================================================
CLASS C SHARES:
                                       =========================================================================
 Shares sold ........................    2,457,661       $  20,249,276           2,481,414       $  14,159,661
 Shares issued in reinvestment of
  distributions .....................       17,982             133,963               8,211              43,189
 Shares redeemed ....................   (1,339,336)        (11,089,134)         (2,273,539)        (12,796,173)
                                       -------------------------------------------------------------------------
 Net increase (decrease) ............    1,136,307        $  9,294,105             216,086        $  1,406,677
                                       =========================================================================
ADVISOR CLASS SHARES:
 Shares sold ........................    1,354,236        $ 10,993,871           1,841,440       $  10,588,389
 Shares issued in reinvestment of
  distributions .....................       10,694              81,278              23,699             125,607
 Shares redeemed ....................     (967,391)         (7,689,076)         (2,963,244)        (16,121,921)
                                       -------------------------------------------------------------------------
 Net increase (decrease) ............      397,539        $  3,386,073          (1,098,105)       $ (5,407,925)
                                       =========================================================================


3. TRANSACTION WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

-----------------------------------------------------------------------------------------------------------------
  ENTITY                                                                      AFFILIATION
-----------------------------------------------------------------------------------------------------------------
  Templeton Investments Counsel, LLC (TIC)                                    Investment manager
  Franklin Templeton Services, LLC (FT Services)                              Administrative manager
  Franklin Templeton/Distributors, Inc. (Distributors)                        Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)               Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%          Up to and including $1 billion
        0.730%          Over $1 billion, up to and including $5 billion
        0.710%          Over $5 billion, up to and including $10 billion
        0.690%          Over $10 billion, up to and including $15 billion
        0.670%          Over $15 billion, up to and including $20 billion
        0.650%          Over $20 billion

30 |  Annual Report

Templeton Global Smaller Companies Fund

3. TRANSACTION WITH AFFILIATES (CONTINUED)

Prior to June 1, 2004, the Fund paid an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2004, Distributors advised the Fund unreimbursed costs were $1,249,588

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received .......................................   $90,752
Contingent deferred sales charges retained ...................   $72,695

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,444,100, of which $938,315 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

                                                              Annual Report | 31

Templeton Global Smaller Companies Fund

5. INCOME TAXES

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................    $585,587,772
                                                            -------------
Unrealized appreciation ................................    $221,081,426
Unrealized depreciation ................................     (16,160,052)
                                                            -------------
Net unrealized appreciation (depreciation) .............    $204,921,374
                                                            =============

Undistributed ordinary income ..........................     $ 6,983,472
Undistributed long term capital gains ..................      66,808,336
                                                            -------------
Distributable earnings .................................    $ 73,791,808
                                                            =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and foreign taxes on sales of securities.

The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                                             ----------------------------
                                                 2004            2003
                                             ----------------------------
Distributions paid from:
 Ordinary income .........................   $10,306,210      $4,592,744

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $246,350,383 and $326,674,089, respectively.


7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

32 |  Annual Report

Templeton Global Smaller Companies Fund

7. REGULATORY MATTERS (CONTINUED)

MASSACHUSETTS ADMINISTRATIVE PROCEEDING (CONTINUED)
Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

                                                              Annual Report | 33

Templeton Global Smaller Companies Fund

7. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

34 |  Annual Report

Templeton Global Smaller Companies Fund

Report of Independent Registered Public Accounting Firm


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Smaller Companies Fund (the "Fund", formerly Templeton Global Smaller Companies Fund, Inc.) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004





                                                              Annual Report | 35

Templeton Global Smaller Companies Fund

Tax Designation (unaudited)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $66,808,336 as a capital gain dividend for the fiscal year ended August 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $16,124,804 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 4.62% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2004.

At August 31, 2004, more than 50% of the Templeton Global Smaller Companies Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Code. This designation will allow shareholders of record on October 21, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.





36 |  Annual Report

Templeton Global Smaller Companies Fund

----------------------------------------------------------------------------------------------------------------
                                                                            CLASS A
                                                                                                    ADJUSTED
                                               FOREIGN TAX        FOREIGN           FOREIGN         FOREIGN
                                                   PAID      SOURCE INCOME    QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE        PER SHARE          PER SHARE       PER SHARE
----------------------------------------------------------------------------------------------------------------
  Australia .................................     0.0012          0.0098             0.0098          0.0042
  Canada ....................................     0.0011          0.0033             0.0028          0.0017
  China .....................................     0.0000          0.0003             0.0000          0.0003
  Denmark ...................................     0.0002          0.0006             0.0006          0.0003
  Finland ...................................     0.0043          0.0132             0.0132          0.0057
  France ....................................     0.0001          0.0004             0.0004          0.0002
  Germany ...................................     0.0012          0.0035             0.0008          0.0030
  Hong Kong .................................     0.0000          0.0143             0.0000          0.0143
  India .....................................     0.0028          0.0066             0.0057          0.0033
  Indonesia .................................     0.0003          0.0008             0.0008          0.0003
  Japan .....................................     0.0005          0.0029             0.0029          0.0012
  Mexico ....................................     0.0000          0.0025             0.0025          0.0011
  Netherlands ...............................     0.0039          0.0116             0.0097          0.0061
  New Zealand ...............................     0.0007          0.0021             0.0021          0.0009
  Norway ....................................     0.0007          0.0020             0.0020          0.0009
  South Korea ...............................     0.0017          0.0045             0.0045          0.0019
  Spain .....................................     0.0006          0.0018             0.0018          0.0008
  Sweden ....................................     0.0010          0.0029             0.0029          0.0012
  Switzerland ...............................     0.0010          0.0029             0.0029          0.0012
  Taiwan ....................................     0.0004          0.0010             0.0000          0.0010
  United Kingdom ............................     0.0030          0.0136             0.0126          0.0064
                                                 ---------------------------------------------------------------
  TOTAL .....................................    $0.0247         $0.1006            $0.0780         $0.0560
                                                 ---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                            CLASS B
                                                                                                    ADJUSTED
                                               FOREIGN TAX        FOREIGN           FOREIGN         FOREIGN
                                                   PAID      SOURCE INCOME    QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE        PER SHARE          PER SHARE       PER SHARE
----------------------------------------------------------------------------------------------------------------
  Australia .................................     0.0012          0.0039             0.0039          0.0017
  Canada ....................................     0.0011          0.0013             0.0011          0.0007
  China .....................................     0.0000          0.0001             0.0000          0.0001
  Denmark ...................................     0.0002          0.0002             0.0002          0.0001
  Finland ...................................     0.0043          0.0053             0.0053          0.0023
  France ....................................     0.0001          0.0001             0.0001          0.0000
  Germany ...................................     0.0012          0.0014             0.0003          0.0012
  Hong Kong .................................     0.0000          0.0059             0.0000          0.0059
  India .....................................     0.0028          0.0026             0.0023          0.0013
  Indonesia .................................     0.0003          0.0003             0.0003          0.0001
  Japan .....................................     0.0005          0.0012             0.0012          0.0005
  Mexico ....................................     0.0000          0.0010             0.0010          0.0004
  Netherlands ...............................     0.0039          0.0047             0.0039          0.0025
  New Zealand ...............................     0.0007          0.0008             0.0008          0.0003
  Norway ....................................     0.0007          0.0008             0.0008          0.0003
  South Korea ...............................     0.0017          0.0018             0.0018          0.0008
  Spain .....................................     0.0006          0.0007             0.0007          0.0003
  Sweden ....................................     0.0010          0.0012             0.0012          0.0005
  Switzerland ...............................     0.0010          0.0012             0.0012          0.0005
  Taiwan ....................................     0.0004          0.0004             0.0000          0.0004
  United Kingdom ............................     0.0030          0.0054             0.0050          0.0025
                                                 ---------------------------------------------------------------
  TOTAL                                          $0.0247         $0.0403            $0.0311         $0.0224
                                                 ---------------------------------------------------------------




                                                              Annual Report | 37

Templeton Global Smaller Companies Fund

Tax Designation (unaudited) (CONTINUED)


----------------------------------------------------------------------------------------------------------------
                                                                            CLASS C
                                                                                                    ADJUSTED
                                               FOREIGN TAX        FOREIGN           FOREIGN         FOREIGN
                                                   PAID      SOURCE INCOME    QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE        PER SHARE          PER SHARE       PER SHARE
----------------------------------------------------------------------------------------------------------------
  Australia .................................     0.0012          0.0052             0.0052          0.0022
  Canada ....................................     0.0011          0.0018             0.0015          0.0009
  China .....................................     0.0000          0.0002             0.0000          0.0002
  Denmark ...................................     0.0002          0.0003             0.0003          0.0001
  Finland ...................................     0.0043          0.0070             0.0070          0.0030
  France ....................................     0.0001          0.0002             0.0002          0.0001
  Germany ...................................     0.0012          0.0019             0.0004          0.0017
  Hong Kong .................................     0.0000          0.0076             0.0000          0.0076
  India .....................................     0.0028          0.0035             0.0030          0.0018
  Indonesia .................................     0.0003          0.0004             0.0004          0.0002
  Japan .....................................     0.0005          0.0015             0.0015          0.0006
  Mexico ....................................     0.0000          0.0014             0.0014          0.0006
  Netherlands ...............................     0.0039          0.0062             0.0052          0.0032
  New Zealand ...............................     0.0007          0.0011             0.0011          0.0005
  Norway ....................................     0.0007          0.0011             0.0011          0.0005
  South Korea ...............................     0.0017          0.0024             0.0024          0.0010
  Spain .....................................     0.0006          0.0009             0.0009          0.0004
  Sweden ....................................     0.0010          0.0016             0.0016          0.0007
  Switzerland ...............................     0.0010          0.0016             0.0016          0.0007
  Taiwan ....................................     0.0004          0.0005             0.0000          0.0005
  United Kingdom ............................     0.0030          0.0072             0.0067          0.0034
----------------------------------------------------------------------------------------------------------------
  TOTAL                                          $0.0247         $0.0536            $0.0415         $0.0299
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                            ADVISOR CLASS
                                                                                                    ADJUSTED
                                               FOREIGN TAX        FOREIGN           FOREIGN         FOREIGN
                                                   PAID      SOURCE INCOME    QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE        PER SHARE          PER SHARE       PER SHARE
----------------------------------------------------------------------------------------------------------------
  Australia .................................     0.0012          0.0119             0.0119          0.0051
  Canada ....................................     0.0011          0.0040             0.0034          0.0021
  China .....................................     0.0000          0.0004             0.0000          0.0004
  Denmark ...................................     0.0002          0.0007             0.0007          0.0003
  Finland ...................................     0.0043          0.0160             0.0160          0.0069
  France ....................................     0.0001          0.0004             0.0004          0.0002
  Germany ...................................     0.0012          0.0043             0.0010          0.0037
  Hong Kong .................................     0.0000          0.0175             0.0000          0.0175
  India .....................................     0.0028          0.0080             0.0069          0.0041
  Indonesia .................................     0.0003          0.0010             0.0010          0.0004
  Japan .....................................     0.0005          0.0035             0.0035          0.0015
  Mexico ....................................     0.0000          0.0031             0.0031          0.0013
  Netherlands ...............................     0.0039          0.0142             0.0119          0.0074
  New Zealand ...............................     0.0007          0.0025             0.0025          0.0011
  Norway ....................................     0.0007          0.0025             0.0025          0.0011
  South Korea ...............................     0.0017          0.0055             0.0055          0.0024
  Spain .....................................     0.0006          0.0021             0.0021          0.0009
  Sweden ....................................     0.0010          0.0036             0.0036          0.0015
  Switzerland ...............................     0.0010          0.0036             0.0036          0.0015
  Taiwan ....................................     0.0004          0.0012             0.0000          0.0012
  United Kingdom ............................     0.0030          0.0165             0.0152          0.0078
----------------------------------------------------------------------------------------------------------------
  Total                                          $0.0247         $0.1225            $0.0948         $0.0684
----------------------------------------------------------------------------------------------------------------








38 |  Annual Report

Templeton Global Smaller Companies Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.





                                                              Annual Report | 39

Templeton Global Smaller Companies Fund, Inc.

Special Meeting of Shareholders


A Special Meeting of Shareholders of Templeton Global Smaller Companies Fund, Inc. (the "Fund") was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on March 19, 2004 and reconvened on May 17, 2004. The purpose of the meeting was to elect eleven Directors of the Fund and to vote on the following Proposals and Sub-Proposals: To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, to approve amendments to certain of the Fund's fundamental investment restrictions (including eight Sub-Proposals) and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting held on March 19, 2004, the following persons were elected by the shareholders to serve as Independent Directors of the Fund:
Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos. Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson were elected by the shareholders to serve as Interested Directors. In addition, Shareholders approved amendments to certain of the Fund's fundamental investment restrictions (including eight Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. At the reconvened meeting held on May 17, 2004, Shareholders approved an Agreement and Plan of Reorganization that provided for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1.     The election of Directors:

------------------------------------------------------------------------------------------------------------------
                                                      % OF        % OF                        % OF         % OF
                                                   OUTSTANDING    VOTED                     OUTSTANDING    VOTED
  NAME                                  FOR          SHARES      SHARES        WITHHELD       SHARES      SHARES
------------------------------------------------------------------------------------------------------------------
  Harris J. Ashton .............  51,027,568.061     50.797%     95.654%     2,318,413.619     2.308%     4.346%
  Frank J. Crothers ............  51,101,813.255     50.871%     95.793%     2,244,168.425     2.234%     4.207%
  S. Joseph Fortunato ..........  51,034,710.841     50.804%     95.667%     2,311,270.839     2.301%     4.333%
  Edith E. Holiday .............  51,064,486.513     50.834%     95.723%     2,281,495.167     2.271%     4.277%
  Gordon S. Macklin ............  50,875,015.124     50.645%     95.368%     2,470,966.556     2.460%     4.632%
  Fred R. Millsaps .............  51,006,450.953     50.776%     95.614%     2,339,530.727     2.329%     4.386%
  Frank A. Olson ...............  50,999,357.660     50.769%     95.601%     2,346,624.020     2.336%     4.399%
  Constantine D.
   Tseretopoulos ...............  51,073,692.909     50.843%     95.740%     2,272,288.771     2.262%     4.260%
  Nicholas F. Brady ............  50,899,675.836     50.670%     95.414%     2,446,305.844     2.435%     4.586%
  Harmon E. Burns ..............  51,020,746.322     50.790%     95.641%     2,325,235.358     2.315%     4.359%
  Charles B. Johnson ...........  50,947,682.315     50.717%     95.504%     2,398,299.365     2.387%     4.496%




40 |  Annual Report

Templeton Global Smaller Companies Fund, Inc.

Proposal 2.     To approve an Agreement and Plan of Reorganization that
                provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................    51,462,867.94                51.230%                   80.217%
  Against ...................     2,498,337.94                 2.487%                    3.894%
  Abstain ...................     3,247,400.69                 3.233%                    5.062%
  Broker Non-Votes ..........     6,945,768.00                 6.914%                   10.827%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................    64,154,374.57                63.864%                  100.00%

Proposal 3.    To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         Sub-Proposal 3a:     To amend the Fund's fundamental investment
                              restriction regarding diversification of investments:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   38,440,011.805                38.266%                   72.058%
  Against ...................    2,602,710.761                 2.591%                    4.879%
  Abstain ...................    2,648,727.114                 2.637%                    4.965%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

         Sub-Proposal 3b:     To amend the Fund's fundamental investment
                              restriction regarding investments in real estate:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   37,613,911.006                37.444%                   70.509%
  Against ...................    3,448,624.544                 3.433%                    6.465%
  Abstain ...................    2,628,914.130                 2.617%                    4.928%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

         Sub-Proposal 3c:     To amend the Fund's fundamental investment
                              restriction regarding investments in commodities:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   36,962,468.630                36.795%                   69.288%
  Against ...................    3,936,282.748                 3.918%                    7.379%
  Abstain ...................    2,792,698.302                 2.780%                    5.235%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................    53,345,981.680               53.105%                  100.000%




                                                              Annual Report | 41

Templeton Global Smaller Companies Fund, Inc.

Special Meeting of Shareholders (CONTINUED)


         Sub-Proposal 3d:     To amend the Fund's fundamental investment
                              restriction regarding underwriting:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   37,588,295.769                37.418%                   70.461%
  Against ...................    3,287,224.246                 3.272%                    6.162%
  Abstain ...................    2,815,929.665                 2.803%                    5.279%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

         Sub-Proposal 3e:     To amend the Fund's fundamental investment
                              restriction regarding issuing senior securities:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   37,209,165.613                37.041%                   69.751%
  Against ...................    3,733,287.905                 3.716%                    6.998%
  Abstain ...................    2,748,996.162                 2.737%                    5.153%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

         Sub-Proposal 3f:     To amend the Fund's fundamental investment
                              restriction regarding lending:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   37,095,516.757                36.928%                   69.538%
  Against ...................    3,716,306.212                 3.700%                    6.966%
  Abstain ...................    2,879,626.711                 2.867%                    5.398%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

         Sub-Proposal 3g:     To amend the Fund's fundamental investment
                              restriction regarding borrowing:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   36,819,912.549                36.653%                   69.021%
  Against ...................    4,004,927.082                 3.987%                    7.507%
  Abstain ...................    2,866,610.049                 2.854%                    5.374%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

42 |  Annual Report

Templeton Global Smaller Companies Fund, Inc.

Special Meeting of Shareholders (CONTINUED)


         Sub-Proposal 3h:     To amend the Fund's fundamental investment restriction
                              regarding industry concentration:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   37,780,241.515                37.609%                   70.821%
  Against ...................    3,146,449.949                 3.132%                    5.898%
  Abstain ...................    2,764,758.216                 2.752%                    5.183%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%
----------------------------------------------------------------------------------------------------------------
         Proposal 4:          To approve the elimination of certain of the
                              Fund's fundamental investment restrictions:

----------------------------------------------------------------------------------------------------------------
                                  SHARES VOTED         % OF OUTSTANDING SHARES     % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------------------
  For .......................   37,011,532.513                36.844%                   69.380%
  Against ...................    3,773,768.458                 3.757%                    7.074%
  Abstain ...................    2,906,148.709                 2.893%                    5.448%
  Broker Non-Votes ..........    9,654,532.000                 9.611%                   18.098%
----------------------------------------------------------------------------------------------------------------
  TOTAL .....................   53,345,981.680                53.105%                  100.000%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the figures.



                                                              Annual Report | 43

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Trustee        Since 1992       140                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                     company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)           Trustee       Since March 2004 21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.;
 Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman
 until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment
 & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)         Trustee       Since 1992       141                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)            Trustee       Since March 2004 96                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                     (exploration and refining of oil and
 Suite 2100                                                                                 gas); H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                             foods and allied products); RTI
                                                                                            International Metals, Inc. (manufac-
                                                                                            ture and distribution of titanium); and
                                                                                            Canadian National Railway (railroad).
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



44 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)          Trustee        Since 1993       140                        Director, White Mountains Insurance
 500 East Broward Blvd.                                                                     Group, Ltd. (holding company);
 Suite 2100                                                                                 Martek Biosciences Corporation;
 Fort Lauderdale, FL 33394-3091                                                             MedImmune, Inc. (biotechnology);
                                                                                            and Overstock.com (Internet servic-
                                                                                            es); and FORMERLY, Director, MCI
                                                                                            Communication Corporation (subse-
                                                                                            quently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.) (communi-
                                                                                            cations services) (1988-2002) and
                                                                                            Spacehab, Inc. (aerospace services)
                                                                                            (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc.
 (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)           Trustee        Since 1990       28                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Trustee        Since March 2004 21                         Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                     (medical technology); White
 Suite 2100                                                                                 Mountains Insurance Group Ltd.
 Fort Lauderdale, FL 33394-3091                                                             (holding company); and Amerada
                                                                                            Hess Corporation (exploration and
                                                                                            refining of oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman
 of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Trustee        Since March 2004 21                         None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 45

INTERESTED BOARD MEMBERS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)        Trustee        Since 1993       21                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                     (exploration and refining of oil and
 Suite 2100                                                                                 gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                             investment business); and FORMERLY,
                                                                                            Director, H.J. Heinz Company
                                                                                            (processed foods and allied products)
                                                                                            (1987-1988; 1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY,
 Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury
 (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)          Trustee and    Trustee since    36                         None
 One Franklin Parkway            Vice President 1992 and
 San Mateo, CA 94403-1906                       Vice President
                                                since 1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Trustee,       Trustee and      140                        None
 One Franklin Parkway            Chairman of    Chairman of the
 San Mateo, CA 94403-1906        the Board and  Board since 1995
                                 Vice President and Vice
                                                President since
                                                1992
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)             Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

46 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)         President and  Since 2002       Not Applicable             None
 PO Box N-7759                   Chief
 Lyford Cay, Nassau, Bahamas     Executive
                                 Officer -
                                 Investment
                                 Management
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)         Vice President Since 1990       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Vice President   Not Applicable             None
 One Franklin Parkway            and Secretary  since 2000
 San Mateo, CA 94403-1906                       and Secretary
                                                since 1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)     Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice President Since 1994       Not Applicable             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer      Since March 2004 Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc.
 (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior
 Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)          Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center              Compliance                                                 Foundation
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

48 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice President Since 2000      Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)            Chief FinancialSince May 2004   Not Applicable             None
 500 East Broward Blvd.          Officer and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE
FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND
RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS
DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS.
MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS
CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT
COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE
PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS
CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS
INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND
EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED
ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING
ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY
OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR
FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT
TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT
CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 49

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

50 |  Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request


TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery
Fund Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-ExemptN Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders and select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GLOBAL SMALLER
COMPANIES FUND

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

SUB-ADVISOR
Franklin Templeton Investments (Asia) Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


103 A2004 10/04



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $13,661 for the fiscal year ended August 31, 2004 and $31,830 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $366 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,634 for the fiscal year ended August 31, 2004 and $12,994 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,000 for the fiscal year ended August 31, 2004 and $16,608 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.


N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.


N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 29, 2004